Inventories	12 Months Ended
Dec. 31, 2016
Inventory Disclosure [Abstract]
Inventories

6. Inventories

Inventories consist of approximately 37% raw materials and supplies and 63% finished and semi-finished products at December 31, 2016 (38% and 62%, respectively, at December 31, 2015). Nucor’s manufacturing process consists of a continuous, vertically integrated process from which products are sold to customers at various stages throughout the process. Since most steel products can be classified as either finished or semi-finished products, these two categories of inventory are combined. Use of the lower of cost or market methodology reduced inventories by $2.2 million at December 31, 2016 ($5.7 million at December 31, 2015).

Previously, the Company utilized the LIFO method to account for a portion of its inventory, while the rest of the business was on the FIFO method. As described in Note 2, in the fourth quarter of 2016 the Company elected to change the method of accounting for all remaining inventory from LIFO to FIFO. The effects of this change in accounting principle have been retrospectively applied to all periods presented.

In the fourth quarter of 2016, the Company changed its estimates of FIFO inventory cost based on the updated normal capacity determination and related full absorption costing. As a result of this change in estimate, unabsorbed production costs decreased and the FIFO value of inventory on hand at year-end increased by $77.6 million ($0.16 per diluted share). This change in estimate also had the effect of reducing cost of products sold in the fourth quarter of 2016 by $83.0 million with an offsetting $5.4 million recorded in earnings attributable to noncontrolling interests in the consolidated statements of earnings.